    As filed with the Securities and Exchange Commission on November 23, 1999
                                         Registration No. 333-______________



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                              HANOVER DIRECT, INC.
                              --------------------
             (Exact Name of Registrant as Specified in Its Charter)



          DELAWARE                                     13-0853260
          --------                                     ----------
(State or Other Jurisdiction of              (I.R.S. Employer Identification
Incorporation or Organization)                           Number)



                              1500 HARBOR BOULEVARD
                           WEEHAWKEN, NEW JERSEY 07087
                           ---------------------------
              (Address of Principal Executive Offices ) (Zip Code)


                      1999 STOCK OPTION PLAN FOR DIRECTORS
                      ------------------------------------
                            (Full Title of the Plan)


                               SARAH HEWITT, ESQ.
                  BROWN RAYSMAN MILLSTEIN FELDER & STEINER LLP
                              120 WEST 45TH STREET
                            NEW YORK, NEW YORK 10036
                            ------------------------
                     (Name and Address of Agent For Service)

                                 (212) 944-1515
                                 --------------
           Telephone Number, Including Area Code, of Agent for Service

                         CALCULATION OF REGISTRATION FEE
================================================================================

Title Of Securities              Proposed                 Proposed                  Proposed                 Amount Of
To Be Registered                 Maximum Amount           Maximum                   Maximum                  Registration Fee
                                 To Be Registered         Offering Price Per        Aggregate
                                                          Share (1)                 Offering Price (1)

--------------------------------------------------------------------------------------------------------------------------------

Common Stock,                    700,000                  $3.34375                  $2,340,625                $650.69
$.66 2/3 Par Value
-----------------------------


(1) The price is estimated pursuant to Rule 457(h) of the Securities Act of 1933, as amended (the "Act"), solely for the purpose of calculating the registration fee and is the product resulting from multiplying 700,000, the number of additional shares registered by this registration statement as to which options may be granted under the 1999 Stock Option Plan for Directors, by $3.34375, the average of the high and low prices of Hanover Direct, Inc. Common Stock as reported on the American Stock Exchange on November 22, 1999.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

            In accordance with the rules and regulations of the Securities and Exchange Commission, the documents containing the information called for in Part I of Form S-8 will be sent or given to individuals who are eligible to participate in our 1999 Stock Option Plan for Directors. Such information is not being filled with or included in this Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

            The following documents filed by Hanover Direct, Inc. (the "Company") are incorporated herein by reference:

            (i) The Company's Annual Report on Form 10-K for the fiscal year ended December 26, 1998.

            (ii) The Company's Amendment to the Annual Report on Form 10-K/A1 for the fiscal year ended December 26, 1998.

            (iii) The Company's Quarterly Reports on Form 10-Q for the quarters ended March 27, 1999, June 27, 1999 and September 25, 1999.

            (iv) The description of the Company's common stock contained in the latest prospectus filed pursuant to Rule 424(b) under the Act that contains audited financial statements for the Company's latest fiscal year for which such statements have been filed, which prospectus is dated July 19, 1996 (Registration No. 333-2743).

            (v)         The Company's Proxy Statement dated April 16, 1999.

            In addition to the foregoing, all documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange of 1934, prior to the filing of a post-effective amendment indicating that all of the securities offered hereunder have been sold or deregistering all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference in this Registration Statement shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document that is also incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITITES

            Incorporated by reference to the description of the Common Stock of the Company contained in the 424(b) Prospectus described in Item 3(iv) above.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

            The validity of the shares being offered hereby and certain other legal matters in connection with the offering of such securities will be passed upon for the Company by Brown Raysman Millstein Felder & Steiner LLP, securities counsel to the Company.

            Monte E. Wetzler, a retired partner, and Sarah Hewitt, a partner, in Brown Raysman Millstein Felder & Steiner LLP, the Company's counsel, are the Secretary and Assistant Secretary of the Company, respectively.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

            Except as prohibited by Section 145 of the Delaware General Corporation Law, every director and officer of the Company shall be entitled as a matter of right to be indemnified by the Company against reasonable expenses and any liability paid or incurred by such person in connection with any actual or threatened claim, action, suit or proceeding, civil, criminal, administrative, investigative or other, whether brought by or in the right of the Company or otherwise, in which he or she may be involved, as a party or otherwise, by reason of such person being or having been a director or officer of the Company or by reason of the fact that such person is or was serving at the request of the Company as a director, officer, employee, fiduciary or other representative of the Company or another corporation, partnership, joint venture, trust, employee benefit plan or other entity (such claim, action, suit or proceeding hereinafter being referred to as an "action"); provided, however, that no such right of indemnification shall exist with respect to an action brought by a director or officer against the Company other than in a suit for indemnification as provided hereunder. Such indemnification shall include the right to have expenses incurred by such person in connection with an action paid in advance by the Company prior to final disposition of such action, subject to such conditions as may be prescribed by law. As used herein, "expense" shall include, among other things, fees and expenses of counsel selected by such person, and "liability" shall include amounts of judgments, excise taxes, fines and penalties, and amounts paid in settlement.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

            Not Applicable.

ITEM 8.  EXHIBITS

            4.1         1999 Stock Option Plan for Directors, dated as of August
                        5, 1999

            5           Opinion of Brown Raysman Millstein Felder & Steiner LLP

            23.1        Consent of Arthur Andersen LLP

            23.2 Consent of Brown Raysman Millstein Felder & Steiner LLP (included in Exhibit 5)

            24          Power of Attorney (included in signature page)

ITEM 9.  UNDERTAKINGS

            (a)         The undersigned registrant hereby undertakes:

                        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                                    (i)         To include any prospectus
                                                required by section 10(a)(3) of
                                                the Securities Act of 1933;

                                    (ii)        To reflect in the prospectus any
                                                facts or events arising after
                                                the effective date of the
                                                registration statement (or the
                                                most recent post-effective
                                                amendment thereof) which,
                                                individually or together,
                                                represent a fundamental change
                                                in the information in the
                                                registration statement.
                                                Notwithstanding the foregoing,
                                                any increase or decrease in
                                                volume of securities offered (if
                                                the total dollar value of
                                                securities offered would not
                                                exceed that which was
                                                registered) and any deviation
                                                from the low
                                                or high end of the estimated
                                                maximum offering range may be
                                                reflected in the form of
                                                prospectus filed with the
                                                Commission pursuant to Rule
                                                424(b) if, in the aggregate, the
                                                changes in volume and price
                                                represent no more than a 20
                                                percent change in the maximum
                                                aggregate offering price set
                                                forth in the "Calculation of
                                                Registration Fee" table in the
                                                effective registration
                                                statement; and

                                    (iii)       To include any material
                                                information with respect to the
                                                plan of distribution not
                                                previously disclosed in the
                                                registration statement or any
                                                material change to such
                                                information in the registration
                                                statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) of this section do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                        (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

            (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person of the registrant in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Weehawken, New Jersey on the 23rd day of November, 1999.

                              HANOVER DIRECT, INC.

                             By: /s/ Rakesh K. Kaul

                                 -------------------------------
                                 Name:  Rakesh K. Kaul
                                 Title:  President and Chief Executive Officer


                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Brian C. Harriss and Ralph Bulle, or either of them, the undersigned's true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or either of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 23rd day of November, 1999:


SIGNATURE                                                                 TITLE

/s/ Alan G. Quasha
--------------------------------------                                    Chairman of the Board, Director
Alan G. Quasha

/s/ Rakesh K. Kaul
--------------------------------------                                    President, Chief Executive Officer and Director
Rakesh K. Kaul

 /s/ Brian C. Harriss
--------------------------------------                                    Senior Vice President and
Brian C. Harriss                                                          Chief Financial Officer

/s/ Ralph Destino
--------------------------------------
Ralph Destino                                                             Director

/s/ J. David Hakman
--------------------------------------
J. David Hakman                                                           Director

/s/ June R. Klein
--------------------------------------
June R. Klein                                                             Director

/s/ Kenneth Krushel
--------------------------------------
Kenneth Krushel                                                           Director


--------------------------------------
Theodore H. Kruttschnitt                                                  Director

/s/ Shailesh J. Mehta
--------------------------------------
Shailesh J. Mehta                                                         Director


--------------------------------------
Jan P. du Plessis                                                         Director

/s/ Howard M.S. Tanner
--------------------------------------
Howard M.S. Tanner                                                        Director

/s/ Robert F. Wright
--------------------------------------
Robert F. Wright                                                          Director

                                INDEX TO EXHIBITS

        EXHIBIT NO.                                            DESCRIPTION

           4.1               1999 Stock Option Plan for Directors, dated as of August 5, 1999

           5                 Opinion of Brown Raysman Millstein Felder & Steiner LLP

          23.1               Consent of Arthur Andersen LLP

          23.2               Consent of Brown Raysman Millstein Felder & Steiner LLP (included in Exhibit 5)

          24                 Power of Attorney (included in signature page)